Rosemary R. Ferrero                                   Direct Dial:  215/443-3612
Vice President and Chief Financial Officer            Fax:          215/443-3603

                                  June 2, 2000

Via Certified Mail,
Returned Receipt Requested

Mr. Carl J. Domino
C/o Northern Trust Quantitative Advisors, Inc.
Northern Trust Value Investors
580 Village Boulevard, Suite 225
West Palm Beach, Fla.  33409

RE:      Investment Advisory Agreement dated September 1, 1997

Dear Carl:

Pursuant to paragraph 6 of the Investment Advisory Agreement ("the Agreement") dated September 1, 1997, between and among Penn-America Insurance Company, Penn-Star Insurance Company (hereinafter collectively referred to as "Penn-America") and Northern Trust Quantitative Advisors (pursuant to assignment dated April 7, 2000), this letter constitutes written notice that Penn-America hereby terminates the Agreement effective July 1, 2000.

Fees for services rendered through June 30, 2000, shall be generated pursuant to paragraph 6 and Addendum C.

Should you have any questions, please feel free to give me a call.

PENN-AMERICA INSURANCE COMPANY
March 26, 2001
Page 2

Thank you for your years of service.

Sincerely,

/s/ Rosemary R. Ferrero
------------------------------
VP and Chief Financial Officer
RRF:gpp

Bcc:  Robert Lear